UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: May 14, 2015
(Date of earliest event reported): May 9, 2015

 SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 1500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(866) 248-4344
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 5, 2015, Sunoco Logistics Partners L.P. (the "Partnership") filed a Current Report on Form 8-K, under Item 5.02, which provided that Martin Salinas, Jr. would be leaving Sunoco Partners LLC (the "Company"), the general partner of the Partnership, in his role as Chief Financial Officer and as a director of the Board of Directors of the Company upon completion of the previously announced merger of Energy Transfer Partners, L.P. ("ETP"), the controlling member of the Partnership's general partner interest, and Regency Energy Partners LP (the "Merger"). In connection with these events, Mr. Salinas and ETP entered into a Separation and Non-Solicit Agreement and Full Release of Claims (the "Separation Agreement"), which Separation Agreement became effective, after expiration of a revocation period, on May 9, 2015. The Separation Agreement, amongst other things, provides for the acceleration of the vesting of all unvested restricted common units awarded to Mr. Salinas pursuant to the terms of the Sunoco Partners LLC Long-Term Incentive Plan, as amended (the "SXL Unit Plan"). As of May 9, 2015, Mr. Salinas had outstanding awards amounting to 32,600 restricted common units under the SXL Unit Plan that were otherwise not scheduled to vest until after his termination of employment (collectively the "Accelerated Vesting Units"). ETP filed a copy of the Separation Agreement as Exhibit 10.1 to its Current Report on Form 8-K filed on May 14, 2015, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
10.1
Separation and Non-Solicit Agreement and Full Release of Claims by and between Energy Transfer Partners, L.P. ("ETP") and its and their subsidiaries and affiliates, and Martin Salinas, Jr.(incorporated by reference to Exhibit 10.1 of ETP's Current Report on Form 8-K filed on May 14, 2015 (File No. 1-11727))

Safe Harbor Statement

Statements contained in this report that state the Partnership’s expectations or predictions of the future are forward-looking statements and are inherently uncertain. Actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to update forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this current report on Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay Senior Vice President, General Counsel and Corporate Secretary
May 14, 2015
Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1
Separation and Non-Solicit Agreement and Full Release of Claims by and between Energy Transfer Partners, L.P. ("ETP") and its and their subsidiaries and affiliates, and Martin Salinas, Jr. (incorporated by reference to Exhibit 10.1 of ETP's Current Report on Form 8-K filed on May 14, 2015 (File No. 1-11727))